SUPPLEMENT TO THE
CLASS R6 PROSPECTUSES
OF
WELLS FARGO ALLOCATION FUNDS
WELLS FARGO DOW JONES TARGET DATE FUNDS
WELLS FARGO DYNAMIC TARGET DATE FUNDS
WELLS FARGO EQUITY GATEWAY FUNDS
WELLS FARGO INCOME FUNDS
WELLS FARGO INTERNATIONAL EQUITY FUNDS
WELLS FARGO LARGE CAP STOCK FUNDS
WELLS FARGO SMALL TO MID CAP STOCK FUNDS
WELLS FARGO SMALL, MID, ALL CAP STOCK FUNDS
 (each a "Fund", together the "Funds")

Effective immediately the section entitled "Share Class Eligibility" is replaced with the following:

Share Class Eligibility

R6 Class shares are generally available for employer sponsored retirement and benefit plans and through intermediaries for the accounts of their customers to certain institutional and fee-based investors, and in each case, only if a dealer agreement is in place with Wells Fargo Funds Distributor, LLC to offer Class R6 shares. The following investors may purchase Class R6 shares:

■

Employer sponsored retirement plans held in plan level or omnibus accounts, including but not limited to: 401(k) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans, target benefit plans and non-qualified deferred compensation plans;

■

Employee benefit plan programs;

■

Broker-dealer managed account or wrap programs that charge an asset-based fee where omnibus accounts are held on the books of the Fund;

■

Registered investment adviser mutual fund wrap programs or other accounts that charge a fee for advisory, investment, consulting or similar services where omnibus accounts are held on the books of the Fund;

■

Private bank and trust company managed accounts or wrap programs that charge an asset-based fee;

■

Funds of funds, including those advised by Funds Management;

■

Institutional investors purchasing shares through an intermediary where omnibus accounts are held on the books of the Fund including trust departments, insurance companies, foundations, local, city, and state governmental institutions, private banks, endowments, non-profits, and charitable organizations.

The information in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to any law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

March 2, 2017	AFAM037/P503SP